UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 21, 2005
                                (Date of Report)

                          MT ULTIMATE HEALTHCARE CORP.
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-49915                  88-0477056
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                            45 MAIN STREET, SUITE 617
                            BROOKLYN, NEW YORK 11201
                    (Address of principal executive offices)

                                 (718) 943-3400
              (Registrant's telephone number, including area code)

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This Report on Form 8-K being filed by MT Ultimate  Healthcare  Corp.,  a Nevada corporation (the "Registrant") relates to the Registrant's change of independent public accountants.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Termination of previous independent public accountants:

         (1) On May 16, 2005, the Registrant's Board of Directors accepted the resignation of Clyde Bailey P.C., its independent auditors, due to health and other personal reasons; thus dismissing and terminating the engagement of Clyde Bailey P.C. as its independent auditor.

         (2) Clyde Bailey P.C. submitted audit reports on the Registrant's financial statements for the year ended December 31, 2004. The submitted audit reports did not contain any adverse opinions, disclaimers of opinions or other modifications or qualifications. Clyde Bailey P.C. did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

         (3) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

         (4) During the fiscal year ended December 31, 2004 and the period from January 1, 2005 through the date of dismissal and termination of the engagement of Clyde Bailey P.C., there were no disagreements with Clyde Bailey P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clyde Bailey P.C., would have caused Clyde Bailey P.C. to make reference thereto in, or in connection with, his reports on financial statements for the years or such interim period.

         (5) Clyde Bailey P.C. has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)      Appointment of Independent Auditors

         (1) On June 10, 2005 the Registrant's Board of Directors ratified the engagement of Chisholm Bierwolf & Nilson, LLC, as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Clyde Bailey P.C. to fully respond to any and all inquiries of Chisholm Bierwolf & Nilson, LLC, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Chisholm Bierwolf & Nilson, LLC, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed Chisholm Bierwolf & Nilson, LLC to review this Form 8-K

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before it was filed with the Commission. Chisholm Bierwolf & Nilson, LLC has not
furnished  the  Registrant  with  a  clarification  or  disagreement   with  the
information set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.

              Exhibit 16.1    Letter from Clyde Bailey P.C. dated June 20, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 2005

                                           MT ULTIMATE HEALTHCARE CORP.



                                           /s/ MACDONALD TUDEME
                                           -----------------------------------
                                           Name: MacDonald Tudeme
                                           Title: Chief Executive Officer